UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           January 25, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                CNF Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01 Entry into a Material Definitive Agreement

A. Executive Compensation. On January 22 and 23, 2006, the Company's Compensation Committee, together with (in the case of the compensation of the Company's Chief Executive Officer), the other independent members of the Board of Directors, approved the following:

Salary Increases:


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|Officer  |Title                       |Current Salary|% Increase|New Salary|
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|         |                            |              |          |          |
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|Douglas  |President and Chief         |$650,000      |3.85%     |$675,012  |
|W.       |Executive Officer           |              |          |          |
|Stotlar  |                            |              |          |          |
|(1)      |                            |              |          |          |
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|Robert L.|President, Menlo Worldwide, |$339,976      |6.0%      |$360,412  |
|Bianco   |LLC                         |              |          |          |
|(2)      |                            |              |          |          |
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|John G.  |President, Con-Way Supply   |$325,000      |5.0%      |$341,276  |
|Labrie   |Chain Services, LLC         |              |          |          |
|(3)      |                            |              |          |          |
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|David S. |President, Con-Way          |$395,044      |6.0%      |$418,756  |
|McClimon |Transportation Services,    |              |          |          |
|(4)      |Inc.                        |              |          |          |
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|Jennifer |Senior Vice President,      |$310,024      |5.0%      |$325,572  |
|W.       |General Counsel & Secretary |              |          |          |
|Pileggi  |                            |              |          |          |
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|Kevin C. |Senior Vice President and   |$310,024      |12.9%     |$350,012  |
|Schick   |Chief Financial Officer     |              |          |          |
|(5)      |                            |              |          |          |
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   (1) Mr. Stotlar was appointed President and Chief Executive Officer of CNF
       Inc. on April 25, 2005.
   (2) Mr. Bianco is also Vice President of CNF Inc.
   (3) Mr. Labrie is also Vice President of CNF Inc.
   (4) Mr. McClimon is also Senior Vice President of CNF Inc.
   (5) Mr. Schick was appointed Senior Vice President and Chief Financial Officer, effective April 1, 2005.





2006 Incentive Compensation Awards. The annual incentive compensation awards are based upon performance objectives approved by the Compensation Committee. The 2006 awards to Messrs. Stotlar and Schick and Ms. Pileggi are based on the pre-tax, pre-incentive income of the Company; the award to Mr. Bianco is based in part on the pre-incentive operating income of Menlo Worldwide, LLC and in part on the pre-tax, pre-incentive income of the Company; the award to Mr. McClimon is based in part on the pre-incentive operating income of Con-Way Transportation Services, Inc. and in part on the pre-tax, pre-incentive income of the Company; and the award to Mr. Labrie is based in part on the pre-incentive operating income of Con-Way Supply Chain Services, LLC and in part on the pre-tax, pre-incentive income of the Company. The maximum incentive compensation for any officer is equal to twice his or her target award.


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|Officer  |Title                       |Target Award,  |Target  |Maximum   |
|         |                            |as Percentage  |Award   |Award ($) |
|         |                            |of Salary      |($)     |          |
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|         |                            |               |        |          |
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|Douglas  |President and Chief         |100%           |$675,012|$1,350,024|
|W.       |Executive Officer           |               |        |          |
|Stotlar  |                            |               |        |          |
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|Robert L.|President, Menlo Worldwide, |60%            |$216,247|$432,494  |
|Bianco   |LLC                         |               |        |          |
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|John G.  |President, Con-Way Supply   |60%            |$204,766|$409,532  |
|Labrie   |Chain Services, LLC         |               |        |          |
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|David S. |President, Con-Way          |75%            |$314,067|$628,134  |
|McClimon |Transportation Services,    |               |        |          |
|         |Inc.                        |               |        |          |
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|Jennifer |Senior Vice President,      |75%            |$244,179|$488,358  |
|W.       |General Counsel & Secretary |               |        |          |
|Pileggi  |                            |               |        |          |
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|Kevin C. |Senior Vice President and   |75%            |$262,509|$525,018  |
|Schick   |Chief Financial Officer     |               |        |          |
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|         |                            |               |        |          |
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Value Management Plan Awards for Three-Year Cycle Ending December 31, 2008.
Value Management awards are governed by the terms of the Company's Value Management Plan. Two-thirds of each award is based upon the "absolute performance" of one or more business units, as measured by EBITDA (earnings before interest, taxes, depreciation and amortization) and by ROCE (return on capital employed), and one-third on CNF's relative total shareholder return for the three-year cycle. The performance objectives are approved by the Compensation Committee.

For the 2006-2008 cycle, Mr. McClimon's award is based in part on the performance of Con-Way Transportation Services, Inc. and in part on the performance of the Company, Mr. Labrie's award is based in part on the performance of Con-Way Transportation Services, Inc. and in part on the performance of the Company, and Mr. Bianco's award is based in part on the performance of Menlo Worldwide, LLC and in part on the performance of the Company. Payments on the awards set forth in the table below are payable in 2009, based on actual performance for the three-year period commencing January 1, 2006 and ending December 31, 2008. The maximum Value Management Plan award for any officer is equal to twice his or her target award. A copy of the amended and restated Value Management Plan is attached hereto as
Exhibit 99.1. The foregoing description of the Value Management Plan is qualified in its entirety by reference to such exhibit.


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|Officer  |Title                        |Target |Target Award |Maximum Award|
|         |                             |Award  |($)          |($)          |
|         |                             |(% of  |             |             |
|         |                             |Salary)|             |             |
-----------------------------------------------------------------------------
|         |                             |       |             |             |
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|Douglas  |President and Chief Executive|200%   |$1,350,024.00|$2,700,048.00|
|W.       |Officer                      |       |             |             |
|Stotlar  |                             |       |             |             |
-----------------------------------------------------------------------------
|Robert L.|President, Menlo Worldwide,  |62.5%  |$225,257.50  |$450,515.00  |
|Bianco   |LLC                          |       |             |             |
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|John G.  |President, Con-Way Supply    |62.5%  |$213,297.50  |$426,595.00  |
|Labrie   |Chain Services, LLC          |       |             |             |
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|David S. |President, Con-Way           |112.5% |$471,100.50  |$942,201.00  |
|McClimon |Transportation Services, Inc.|       |             |             |
-----------------------------------------------------------------------------
|Jennifer |Senior Vice President,       |112.5% |$366,268.50  |$732,537.00  |
|W.       |General Counsel & Secretary  |       |             |             |
|Pileggi  |                             |       |             |             |
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|Kevin C. |Senior Vice President and    |112.5% |$393,763.50  |$787,527.00  |
|Schick   |Chief Financial Officer      |       |             |             |
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|         |                             |       |             |             |
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Stock Option Awards.  Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 1997 Equity and Incentive Plan and a stock option agreement in the form attached hereto as Exhibit 99.2 entered into by the Company and the executive. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2007, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (providing for an unreduced retirement benefit upon early retirement), the options continue to vest in accordance with their
terms.   The foregoing description of the stock option awards is qualified in its entirety by reference to the form of stock option agreement attached hereto as Exhibit 99.2.


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|Officer  |Title                    |Non-      |Incentive |Total  |Exercise |
|         |                         |Qualified |Stock     |Option |Price    |
|         |                         |Option    |Option    |Shares |         |
|         |                         |Shares    |Shares    |       |         |
-----------------------------------------------------------------------------
|         |                         |          |          |       |         |
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|Douglas  |President and Chief      |53,189    |1,811     |55,000 |$55.20   |
|W.       |Executive Officer        |          |          |       |         |
|Stotlar  |                         |          |          |       |         |
-----------------------------------------------------------------------------
|Robert L.|President, Menlo         |8,700     |0         |8,700  |$55.20   |
|Bianco   |Worldwide LLC            |          |          |       |         |
-----------------------------------------------------------------------------
|John G.  |President, Con-Way Supply|8,700     |0         |8,700  |$55.20   |
|Labrie   |Chain Services, LLC      |          |          |       |         |
-----------------------------------------------------------------------------
|David S. |President, Con-Way       |16,589    |1,811     |18,400 |$55.20   |
|McClimon |Transportation Services, |          |          |       |         |
|         |Inc.                     |          |          |       |         |
-----------------------------------------------------------------------------
|Jennifer |Senior Vice President,   |14,189    |1,811     |16,000 |$55.20   |
|W.       |General Counsel &        |          |          |       |         |
|Pileggi  |Secretary                |          |          |       |         |
-----------------------------------------------------------------------------
|Kevin C. |Senior Vice President and|14,189    |1,811     |16,000 |$55.20   |
|Schick   |Chief Financial Officer  |          |          |       |         |
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|         |                         |          |          |       |         |
-----------------------------------------------------------------------------

B.  Adjustment to Value Management Plan Award Performance Goals

In December 2004, the Company closed the sale of its Menlo Worldwide Forwarding subsidiary ("Forwarding") to United Parcel Service, Inc. At its January 22, 2006 meeting, the Compensation Committee exercised its discretion under the terms of the Value Management Plan to amend the performance goals applicable to awards made to executives employed by the Company and by Menlo Worldwide for the 2004-2006 award cycle, in order to reflect the sale of Forwarding.

Under the Value Management Plan, two-thirds (2/3) of each award is based upon the "absolute performance" of one or more business units, as measured by EBITDA (earnings before interest, tax, depreciation and amortization) and by ROCE (return on capital employed). The performance goals originally approved by the Committee and applicable to awards made to executive employed by CNF and by Menlo Worldwide included EBITDA and ROCE for Forwarding for the entire three-year cycle; however, following the December 2004 sale Forwarding no longer contributed to EBITDA and ROCE. As a result, the Committee elected to amend the performance goals for the 2004-2006 cycle so as to remove Forwarding from the goals for the 2005 and 2006 (but not 2004) calendar years.

C.  Value Management Plan

In 2005, the Compensation Committee approved certain changes to the Value Management Plan, including changes providing for executives who transfer from one business unit to another during a Value Management Plan award cycle to receive a pro rata payment for that award cycle, based on the performance of each of the business units which employed that executive during the cycle. At its January 22, 2006 meeting, the Committee amended the Value Management Plan to provide that the pro rata payment will be received by each affected executive unless the Committee determines otherwise. The Committee also determined that Mr. Stotlar will not receive a pro rata payment for the 2005-2007 award cycle (but instead will receive a payment based solely on the performance of Con-Way Transportation Services, Inc. for the cycle), even though he transferred from Con-Way Transportation Services, Inc. to the Company upon his promotion to President and CEO in April 2005. A copy of the amended and restated Value Management Plan is attached hereto as Exhibit
99.1. The foregoing description of the Plan is qualified in its entirety by reference to Exhibit 99.1.

D.  Form of Stock Option Agreement

At the January 22, 2006 December meeting, the Compensation Committee approved certain amendments, which are largely clarifying and/or technical in nature, to the form of Stock Option Agreement used to evidence awards of stock options made to executives under the 1997 Equity and Incentive Plan. The amendments
(i) clarify that all unvested options automatically vest upon the death or disability (as defined) of an executive who at the time of death or disability is an active full-time employee; (ii) provide that all unvested options held by retired executives automatically vest upon the executive's death;
(iii) amend the definition of the term "disability;" and (iv) provide that options continue to be exercisable for a period of one year following an option holder's death (but not beyond the ten-year term of the option). A copy of the amended form of Stock Option Agreement is attached hereto as Exhibit 99.2.
The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to Exhibit 99.2.

E. Director Compensation

On January 23, 2006 the Board of Directors, based on the recommendation of the Director Affairs Committee, approved a supplemental chair retainer of $200,000 for Dr. W. Keith Kennedy, Jr., the Chairman of the Company's Board of Directors, in calendar year 2006. In addition to the supplemental chair retainer, Dr. Kennedy also will receive the annual cash retainer of $70,000 paid to all members of the Board of Directors. Each of these retainers is payable quarterly in advance. In 2006, Dr. Kennedy also will receive a grant of restricted stock having a value at the time of grant of $65,000. The restricted stock grant will be made in April 2006, after directors are elected at the Company's annual meeting of shareholders. In 2005, Dr. Kennedy received an annualized chair retainer of $750,000 during the period from April 25, 2005 (when he stepped down as interim Chief Executive Officer of the Company) through December 31, 2005, in recognition of his increased responsibilities and time commitment as Chair to ensure that the Board's strategic direction was communicated to and embraced by the new Chief Executive Officer, Mr. Stotlar, during the first few months following his assumption of such executive responsibilities.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         ----------------------------------------
     99.1                Amended and Restated Value Management Plan
     99.2                Amended Form of Stock Option Agreement



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

January 25, 2006         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary